Trade and other receivables (Tables)	12 Months Ended
Dec. 31, 2021
TRADE AND OTHER RECEIVABLES
Schedule of trade and other receivables

	As at December 31	As at December 31
(in millions of U.S. dollars)	2021	2020
TRADE AND OTHER RECEIVABLES
Trade receivables	5.3	8.0
Sales tax receivable	7.9	15.4
Unsettled provisionally priced concentrate derivatives and swap contracts (Note 14)	(0.6)	(0.9)
Proceeds due from sale of Mesquite(1)	12.8	12.8
Proceeds due from sale of Blackwater (Note 10)	—	39.3
Other	1.0	2.5
Total trade and other receivables	26.4	77.1
1.In 2020, the Company recognized a receivable of $12.8 million for outstanding income tax refunds at Mesquite due to the enactment of the Coronavirus Aid, Relief, and Economic Security Act in the United States, which supports the recognition of this receivable.